Investor Presentation
December, 2014



Forward Looking Statements

Certain statements in this presentation and elsewhere by Miller Energy Resources, Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for additional operating losses; material weaknesses in internal control over financial reporting and the need to enhance systems, accounting, controls and reporting performance; potential limitations imposed by debt covenants under the senior credit facilities on growth and the ability to meet business objectives; debt costs under existing senior credit facilities; the ability of the lenders to redetermine the borrowing base under the First Lien RBL; Miller's ability to meet the financial and production covenants contained in the First Lien RBL and/or Second Lien Credit Facility; whether Miller is able to complete or commence its drilling projects within its expected time frame or expected budget; the ability to recover proved undeveloped reserves; whether new productive assets can be successfully acquired, integrated and exploited in the future; whether production can be established on certain leases in a timely manner before expiration; whether the work commitments can be completed as required under the terms of the Susitna Basin Exploration Licenses; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; dependence on third party transportation facilities; concentration risk in the market for the oil and natural gas produced in Alaska; the ability to perform under the terms of its oil and gas leases and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; the impact of natural disasters on Miller's Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's publicly traded equity; limitations with respect to the issuance and/or designation of additional preferred stock; litigation risks; the imprecise nature of reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; industry risks that may be uninsurable; the potential for shortages or increases in costs of equipment, services and qualified personnel; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the potential to incur substantial penalties and fines for noncompliance with applicable FERC administered statutes, rules, regulations and orders; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the potential impact of proposed federal, state, or local regulation regarding hydraulic fracturing; the effect that future environmental legislation could have on various costs; the impact of certain provisions included in the FY2015 U.S. federal budget on certain tax incentives and deductions Miller currently uses; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to outstanding options and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the effects of the change of control conversion features of the Series C and Series D Preferred Stock on a potential change of control; the junior ranking of the Series C and Series D Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C or Series D Preferred Stock; whether the Series C or Series D Preferred Stock is rated; the ability of the Series C or Series D Preferred Stockholders to exercise conversion rights upon a change of control; fluctuations in the market price of our Series C or Series D Preferred Stock; whether additional shares of Series C or Series D Preferred Stock or additional series of preferred stock that rank on parity with the Series C and Series D Preferred Stock are issued; the very limited voting rights held by the Series C and Series D Preferred Stockholders; the newness of the Series D Preferred Stock and the limited trading market of the Series C and Series D Preferred Stock; and risks related to the continued listing of the Series C and Series D Preferred Stock on the NYSE. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2014. Capitalized terms used above but not defined above are defined in Miller's Annual Report. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Snap Shot

Ryder Scott Proved Reserves	~11.7 MMBOE [1] ~$447 million [1]
Proved Reserves % Oil	~62%
Company Operated % of Net Production	100%
AK Lease and Exploratory Acre Position	~620K gross acres[2]


ANCHORAGE
ConocoPhillips
Hilcorp
Apache
EXPLORING WHAT'S POSSIBLE
EXXON


North Slope – Badami
Cook Inlet – WMRU & Redoubt
Cook Inlet – North Fork

(1) Source: Ryder Scott reserve report dated 7/31/14
(2) Includes ~168,000 acres under the Iniskin Peninsula exploration license, which is pending acceptance. Includes 18K acres at Badami

Value Proposition – "Enabling Investment In Alaska"

Miller Energy Resources

Substantial Hydrocarbon Resources

State-of-the-Art Infrastructure

Alaska D&C Funding and Commodity Price Environment

Balance Sheet Simplification/Cost of Capital Efficiencies

Increased Governance, Independence and Internal Checks-and-Balances

Management / Board Alignment with Shareholders

Working Strategy - "Alaska Pure-Play"

Miller Energy Resources

Clarify Asset Value

- Define high-quality, under-valued assets
  - Upstream
  - Midstream
- Educate AK-location benefits
- Continue to build strong ops team
- Continue to build track-record

Reduce Distractions

- Improve liquidity
  - Capex discipline
  - WI sell-downs
- Reduce BS complexity / cost of capital
- Continue to improve governance / checks & balances
- Stabilize / institutionalize share base
- Divest non-core assets (TN, plane, etc.)

Communicate To Market In Timely, Appropriate Fashion / Articulate Strategy

Ensure Alignment / Incentives, Governance, Checks & Balances

Four Distinct Fields in Alaska – Predominantly Onshore with Midstream

Miller Energy RESOURCES

Cook Inlet, AK

Redoubt



- Current net production of approximately 710 BOE/D(2
- WI = 100%, NRI = 83.6%
- P1: 2.8 MMBoe / ~24%(3)
- P3: 4.0 MMBoe / ~ 13%(3)
- Redoubt 3P total reserves do not include credit for RU-12 and other step out wells, these are incremental
- Osprey platform has 13 vacant well slots, three pipelines to onshore facility rated for 25MBPD built by FST in early 2000s for ~$300MM

West McArthur River (WMRU)



- Current net production of approximately 1,400 BOE/D(2)
- WI = 100%, NRI = 82.7% - 85.8% (Sword)
- P1: 4.9 MMBoe / ~42%(3)
- P3: 8.5 MMBoe / ~26%(3) (excludes Sabre)
- 12MB of storage and processing capacity at the West McArthur River processing facility
- Included West Forelands & Sword in reserves for WMRU

North Fork



- Current net production of approximately 7.1 MMCF/D(2)
- WI = 100%, NRI = 80.2%
- P1: 24.0 Bcf / ~34%(3)
- P3: 118.4 Bcf / ~61%(3)
- Two 9 mi. pipelines
- Currently drilling 24-26 -PUD

North Slope, AK

Badami (Savant)(1)



- Net 600BPD as of the May 1, 2014 effective date
- WI = 67.5%, NRI = 60%
- 38.5 MBPD processing and 50 mi. of pipelines; built by BP in 1990s for ~$300MM
- Closed 12/11/14

(1) Closed Savant acquisition 12/11/13
(2) Approximate as of 12/12/14, before fuel gas
(3) Statements regarding reserves are based on Ryder Scott reserve report dated 7/31/14; Badami reserve work with Ryder Scott in progress; %s exclude Badami

Favorable Alaskan Drilling Support and Pricing

Miller Energy Resources

State Drilling Support

- Through "tax credits," the state reimburses MILL in cash for 20%-40% of its D&C costs and 25% of its carried-forward annual loss credits.
  - Regardless of well success
  - Reimbursements applied for quarterly by MILL for D&C costs and annually for carried-forward loss
- MILL has received over 90% of its requests to-date

Cash Tax Credit Receipts*



$35.0
$28.0
$21.0
$14.0
$7.0
$0.0
$mm
$21.8
$31.2
$3.0
June
September
October

Attractive Commodity Pricing

- MILL receives AK North Slope minus $4 pricing for its oil
  - ANS typically trades at a premium / in-line with Brent
- The Company sells its gas at $6-$7/Mcf
  - Multi-year contract with a utility at ~$7/Mcf
  - Industrial contract / spot sales above $6/Mcf

Commodity Price History



$115
$110
$105
$100
$95
$90
$85
$80
$75
$70
Jauary
February
March
April
May
June
July
August
September
October
November
Alaska North Slope Crude
Brent Crude

* Additional $41.8MM has been filed.

Total Reserves

Additional / Contingent Resources

- RU-12
- Sabre
- Sword
- Badami

1P Reserve PV-10: $447mm


Reserve PV-10 Value ($mm)
500
450
400
350
300
250
200
150
100
50
0
176.1
271.5
Proved Developed
PUD

1P Reserve Volumes: 11.7MMBoe


Total Volumes (mboe)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
5,348
6,360
Proved Developed
PUD

3P Reserve PV-10: $830mm


Reserve PV-10 Value ($mm)
900
800
700
600
500
400
300
200
100
0
198.0
183.6
447.6
1P
2P
3P

3P Reserve Volumes: 32.2MMBoe


Total Volumes (mboe)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
12,077
8,434
11,708
1P
2P
3P

1P, 2P & 3P per 7/31 Ryder Scott Report; excludes Badami.

Capitalization

(in $000s)		Pro Forma 10/31/2014[1]
Revolving Credit Facility	(L+300 - L+400)	36,000.0
Second Lien Term Loan	(11.75%)	175,000.0
Rig 36 Capital Lease		2,951.0
Series B Preferred Stock		2,363.0
Total Debt		**216,314.0**
Series C Preferred Stock		69,154.0
Series D Preferred Stock		49,791.0
Common Equity[2]		80,858.0
Total Capitalization		**416,117.0**

Revolving Credit Facility

- $250MM facility
  - $60MM initial borrowing base
  - $36MM drawn as of 10/31/14
- Key credit facility terms include:
  - L+300 to L+400 pricing
  - Three (3) year maturity
  - Undrawn commitment fee of 50bps to 75bps
- Led and arranged by KeyBanc Capital Markets
- Other Lenders include: CIT Finance LLC, Mutual of Omaha Bank, and OneWest Bank N.A.

(1) Capital lease does not account for a small amount of principal paid in the period under the lease payment, revolving credit facility and common equity data are as of 10/31/14
(2) As of 10/31/2014

Redoubt Unit Field (Osprey)



Redoubt Unit

Highlights

- Proved, producing field with existing state of the art infrastructure, near new 2,000 HP drill rig
- Large four-way structure located approximately 2.5 miles Southwest of the Osprey platform
- Recent 3rd party OOIP report shows over 150 MMBO, only produced ~3 MMBBO to date, 100% WI, 83.6% NRI
- Average Initial Production: ~1,000 BOEPD
- On trend with adjacent McArthur River Field (produced over 643 MMBO), see top left map
- Many identified targets (both work-overs and new wells), 13 vacant well slots
- Only producing from 2 out of 6 fault blocks, lots of upside, good quality 3D seismic
- 100% WI

West McArthur River Unit


AOGCC
West McArthur
River Unit
West McArthur
River Unit
Trading Bay
Unit
West Forelands
Field
Cook Inlet
Cook Inlet, Alaska

Highlights

- Proved, producing field with existing infrastructure
- ~13.3 MMBBO recovered from WMRU to date, OOIP estimated over 45 MMBBO (excluding Sword & Sabre), 100% WI, 82.7% NRI (WMRU)
- On trend with adjacent McArthur River Field (produced over 643 MMBO)
- Initial Production range: ~650-2,000 BOEPD
- Additional infield targets at WMRU & Sword; Sabre large adjacent prospect estimated to hold over 40 MMBBO - OOIP with significant gas potential
- Potential Sabre JV
- Good quality 3D seismic
- 100% WI

North Fork Unit


9.33 miles 6-inch
Nikolaevsk Rd
North Fork Rd
Anchor Point
Armstrong
North Fork Pad
Reg Station


34-26
32-35
14-25
23-25
22-35

Highlights

- Proved, producing field with existing infrastructure, 15,464 acres
- Over 24 BCF in proved reserves, currently producing ~9.0 MMCFG/D
- Fixed multi-year natural gas contract @ ~$7.0/MCF
- 100% WI, 80.2% NRI
- Average Initial Production: > 3,500 MCFD
- Additional infield targets, multiple PUD locations
- Company owned rig on location and currently drilling
- Good quality 3D seismic

Recent North Slope, Savant Acquisition – Badami Field



Field Developments
Major Discoveries
Location Map
Milne Point
Northstar
Kuparuk
Endicott
BPEX - LIBERTY 1
FIELD DISCOVERY
~120 MMBO
BADAMI FIELD
& FACILITY
TAPS



- Proved, producing field (Badami) with existing state of art infrastructure, facility rated @ 38,500 BOPD, ~50 miles of pipeline, ~18,500 acres
- Most easterly located active production facility near significant 3rd party exploration acreage
- Currently producing ~1,000 BOPD (600 net), 67.5% WI, 60% NRI, partner one of AK largest employers
- Proved reserves ~1.8 MMBO (draft 12-2014 Ryder Scott)
- ~Initial Production range: ~600-900 BOPD
- Many additional infield targets identified, two new wells planned for early summer
- Good quality 3D seismic
- 100% WI in exploration prospect noted to hold ~100 MMBO south of PT

Drilling Rigs

Rig	Terms	Size/Type	Location	Status	Future Plans	Mgmt. Est. Value
Rig-34	Company Owned	~750Hp, land based, ~6,000' depth	Nikiski	Stacked	Being moved to L48 for sale	$5 million
Rig-35	Company Owned	~2,000Hp, platform based, ~21,000' depth	Osprey	Drilling RU-9	Redoubt "horse"	$25 million
Rig-36	Company Owned	~2,400Hp, platform based, ~24,000' depth	Nikiski	Undergoing modifications to drill extended reach wells	Badami / Sabre	$8 million
Rig-37	Company Owned	~1,000Hp, land based, ~11,000' depth	Homer/North Fork	Located in North Fork fields	North Fork "horse"	$7 million


Rig 35 on Osprey


Rig 36


Rig 37

Path Forward

Issue		Path Forward
Operational Credibility / Flexibility	• Spent significant capital on four recent wells with de minimis results • Focused on reserve growth > production / cash flow	• Lower-risk well focus • Increased technical resources • “Structural tension” in well-vetting • Emphasis on production / cash flow > reserve growth – Deferral of long-reach and rank-exploratory wells • Under-promise / over-deliver / explain misses • “Path dependency”
Commodity Prices	• Oil at ~$60 • Gas < $4 (and it’s winter)	• ~80%+ of oil production hedged; maintain strong hedge profile • Gas “pivot” in drilling • $6+ gas prices in closed-loop market of Cook Inlet area
Leverage	• Currently ~4.5x levered	• Less and lower-risk drilling • Receipt of cash tax credits

Path Forward (Cont.)

Issue		Path Forward
Liquidity	• Downward risk to borrowing base in Jan. – Production, drilling results, oil prices • Capital markets uncertainty • Potential delays in receipt of state cash tax credits	• Tighter / expanded Finance / Operations communication • JVs • WI sell-downs: 100% in all areas except Badami (67.5%); 100% operatorship • Capex reductions: All essentially discretionary • Smart opex / G&A reductions • High yield potential
Growth	• Perceived limited NT growth • Unclear LT growth	• Low-risk, gas-focused NT growth plan • Numerous LT options with current assets – Redoubt fracking, 3 north Redoubt faults, Sword, Sabre, Badami / Sourdough • Midstream MLP options • M&A. "Bolt-ons" in AK
Shareholder Base	• Largely retail • Increases volatility	• Progress on Material Weakness • Improved governance / checks & balances • Clearer, more-realistic market communication

LT Growth Avenues

Area	Options
Redoubt	• Hydraulic fracturing • Work North fault blocks
Sword	• JV / develop on-own
Sabre	• JV / develop on-own
Badami	• Sell-down
Iniskin	• JV / develop on-own
Susitna	• JV / develop on-own
AK M&A	• "Bolt-ons"
Midstream	• Create own MLP • Create a "JV AK" MLP • Sell to an MLP (cash + GP interest)

Value Proposition

Every $100MM value = ~$2+ / share



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
~400
65
MC
119
Preferred
219
Debt
~1,100
~NOL Cash AK AR
TBD
Drill Cash AK
42
AR
198
3P PV10
184
2P PV10
175
Midstream Est.
Liquidation Value
448
1P PV10

- Redoubt Frack
- Redoubt North Faults
- Sabre
- Sword
- Badami / Sourdough
- Iniskin
- Susitna
- Midstream MLP options

1P, 2P & 3P per 7/31 Ryder Scott Report; market data as of 12/10/14; balance sheet data as of 10/31/14 10Q

Contact Information

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
info@millerenergyresources.com
www.millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 512-270-6990
dgradwell@mzgroup.us
www.mzgroup.us

Appendix

North Cook Inlet and Susitna

Legend (Cook Inlet)

- Developed Acreage 25,548 Net Acres
- Exploratory Acreage 563,655 Net Acres
- Total Acreage 589,203 Net Acres


North Cook Inlet and Susitna
Susitna
Willow
North Alexander
Otter
Wasilla
Olson Creek
Beluga
3 Mile Creek
ConocoPhillips
Cook Inlet
Anchorage
Tutna
Tazlina
Hilcorp
Apache
Sword
Sabre
ExxonMobil
West McArthur River
Redoubt
Nikiski
Osprey

South Cook Inlet

Legend (Cook Inlet)

- Developed Acreage
  25,548 Net Acres
- Exploratory Acreage
  563,655 Net Acres
- Total Acreage
  589,203 Net Acres



South Cook Inlet
Redoubt
Osprey
Cook Inlet
Sterling Hwy.
Anchor Point
Homer
Iniskin Exploration License
North Fork Unit and Pipeline

North Slope

Legend (North Slope)

- Developed Acreage 9,027 Net Acres
- Exploratory Acreage 16,391 Net Acres
- Total Acreage 25,418 Net Acres



North Slope
Badami Unit and Pipeline
SAVANT ALASKA
Hilcorp
ExxonMobil
ConocoPhillips
bp
Pt. Thomson Unit
To Prudhoe Bay
SAVANT ALASKA
Yukon Gold/Sourdough

Well Map



IVAN RIVER UNIT
HILCORP
BELUGA RIVER UNIT
PHILLIPS BELUGA
R14W
R9W
R8W
NORTHWEST COOK INLET
BUCCANEER
LONE CREEK UNIT
AURORA
N COOK INLET UNIT
PHILLIPS ALASKA
TYONEK
MOQUAWKIE UNIT
AURORA
Tyonek
NICOLAI CREEK UNIT
AURORA
BRUCE
ANNA
GRANITE POINT
S GRANITE
POINT UNIT
HILCORP
KITCHEN LIGHTS UNIT
FURIE
N TRADING BAY UNIT
HILCORP
MONOPOD
SOUTHERN CROSS
BUCCANEER
TRADING BAY UNIT
HILCORP
KING SALMON
GRAYLING
STEELHEAD
DOLLY VARDEN
BAKER
R12W
R11W
R10W
BIRCH HILL UNIT
HILCORP
SWANSON RIVER UNIT
HILCORP
W MCARTHUR
RIVER UNIT
COOK INLET ENERGY
S MIDDLE GROUND
SHOAL UNIT
HILCORP
DILLON
Kustatan
OSPREY
Port Nikiski
BEAVER CREEK UNIT
HILCORP
REDOUBT UNIT
COOK INLET ENERGY

Hedging

Hedging Summary

- Over 76% of current net oil production hedged
- The North Fork Unit has the vast majority of its gas production effectively hedged through ENSTAR gas delivery contracts
  - Contract price currently $7.06/mcf
  - 1.8 BCF remaining as of December 2014

Current Hedging Schedule



2500
2000
1500
1000
500
0
Hedged Volumes (bbls/d)
104
102
100
98
96
94
92
90
88
Average Hedge Pricing ($/bbl)
Nov-14
Feb-15
May-15
Aug-15
Nov-15
Feb-16
May-16
Aug-16
Nov-16
Hedge Volumes
Avg. Hedge Price

Hedge Summary

Period	Contract Type	Crude Oil (Brent Swaps) Volumes (Mbbls)	Crude Oil (Brent Swaps) Wtd. Avg. Swap Price
Nov. '14- April '15	Swap	389.6	$98.71
FY 2016	Swap	787.6	$95.36
May '16 – Dec. '16	Swap	232.6	$93.97